CONFIDENTIAL TREATMENT*                                            EXHIBIT 10.10
* CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE
RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION.
BRACKETS AND "+" HAVE BEEN USED TO IDENTIFY INFORMATION WHICH IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.


                              nBUSINESS ADDENDUM TO
                           nFRONT MARKETING AGREEMENT


         THIS nBUSINESS ADDENDUM ("Addendum") is made effective this 15th day of February, 1999 ("Addendum Effective Date") by and between nFRONT, INC. ("nFront"), a Georgia corporation having its principal offices at 520 Guthridge Court N.W., Suite 100, Norcross, Georgia 30092, facsimile number (770) 209-9093 and SPARAK ("Reseller"), a Wisconsin LLC having its principal offices at 2701 12th Avenue, SW, Fargo, North Dakota 58103.

1. Purpose. This Addendum revises and amends the Marketing Agreement executed by and between the parties and dated 22nd day of July, 1997 ("Agreement").

2. nBusiness System. "nBusiness System" means nFront's proprietary Internet Cash Management System and related services as more fully described in SCHEDULE A attached to this Addendum hereto, together with all future modifications thereof made available to Reseller by nFront. "nBusiness System" shall be deemed a part of the nHome System for all purposes under the Agreement and this Addendum including, without limitation, the applicable warranties, limitation of warranties and limitation of liability.

3. nBusiness Fees. Pursuant to the terms and conditions of the Agreement and this Addendum, (i) nFront will provide to Reseller the nBusiness System, and (ii) nFront will pay Reseller the percentage of the Fees for the nBusiness System as set forth in SCHEDULE B to this Addendum.

4. Term. The term of this Addendum shall be deemed to commence as of the Addendum Effective Date and shall remain in effect according to the Term set forth in the Agreement.

5.       Interpretation.

         (a) The Agreement and this Addendum and any Schedules are complementary and additive. The requirements and provisions of any one document shall be equally applicable in the other document. In the case of an inconsistency or conflict in the terms of the documents, the terms of this Addendum and any Schedules hereto shall control and any conflicting or inconsistent terms in the Agreement or exhibits thereto shall be void and of no effect.

         (b) All capitalized terms used in this Addendum and not otherwise defined herein shall have the same meanings set forth in the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Addendum as of Addendum Effective Date for valuable consideration, the sufficiency of which the parties hereby acknowledge.

nFRONT, INC.                                    RESELLER


By:      /s/ Tripp Rackley                      By:      /s/ Steve Anderson
    ---------------------------                     ----------------------------
Name:    Tripp Rackley                          Name:    Steve Anderson
      ----------------------------------              ------------------
Title:   CEO                                    Title:   President & CEO
       ---------------------------------               -----------------
Date:    3/2/99                                 Date:    2/16/99
      ----------------------------------              ------------------


                                                EXHIBIT A - SYSTEM
                                         nBUSINESS ONLINE BANKING SERVICE

------------------------------------------------------------------------------------------------------------------
                                                                                      CURRENT          FUTURE
                                                                                      FUNCTION        FUNCTION
------------------------------------------------------------------------------------------------------------------
     1.  View Account Balances and Histories
         -     DDA/Savings                                                                X
         -     CD/IRA                                                                     X
         -     Loans and Line of Credit                                                   X
------------------------------------------------------------------------------------------------------------------
     2.  ACH formatted Transfers - Book Transfers, Drafts, Disbursements, Direct
         Deposits between DDA, Savings, Loan, LOC accounts
         - Immediate and Future Transfers
         - One Time, Recurring Transfers and Pending Transfers                            X
         - View Historical Transfers                                                      X
                                                                                                          X
------------------------------------------------------------------------------------------------------------------
     3.  Bill Payment
        -     Immediate and Future Bill Payments                                          X
        -     One Time and Recurring Payments                                             X
        -     Pending Bill Payments                                                       X
        -     Historical Bill Payments                                                                    X
------------------------------------------------------------------------------------------------------------------
     4.  User Resources
         -     Online Payee Database                                                                      X
         -     Business Calculators                                                                       X
         -     Text Messaging                                                                             X
         -     Categories & Journal Entries                                                               X
------------------------------------------------------------------------------------------------------------------
     5.  Balance Reporting
         -     View customer account information for up to two years                      X
------------------------------------------------------------------------------------------------------------------
     6.  Multi-User permissions
         -     SuperUser sets up and controls subordinate members' functional             X
               access
         -     Secure log-in                                                              X
         -     Create and change customer password information                                            X
         -     Control Account access and disbursement levels                                             X
------------------------------------------------------------------------------------------------------------------
     7.  Business application integration
         -     Microsoft Money, Quicken                                                   X
         -     Peachtree, Quick Books, Comma Delimited                                                    X
------------------------------------------------------------------------------------------------------------------
     8.  Online Help                                                                                      X
------------------------------------------------------------------------------------------------------------------
     9.  Virtual Status Requests - EFTPS (Electronic Federal Tax Payments), Stop
         Payments, Wire Transfers
         -     Immediate and Future Transactions (where applicable)                       X
         -     Recurring Transactions                                                                     X
         -     Pending Transactions                                                       X
         -     View Historical Transfers                                                                  X
------------------------------------------------------------------------------------------------------------------
     10. Additional Functions
         -     Cash Concentration                                                                         X
         -     Controlled Disbursements                                                                   X
         -     Cash Flow Manager/Daily Transaction Journal                                                X
         -     ACH version of EFTPS                                                                       X
------------------------------------------------------------------------------------------------------------------


                                                EXHIBIT A - SYSTEM
                                     NBUSINESS ONLINE BANKING SERVICE (CONT'D)

------------------------------------------------------------------------------------------------------------------
                                                                                      CURRENT          FUTURE
                                                                                      FUNCTION        FUNCTION
------------------------------------------------------------------------------------------------------------------
     13. Bank Administration Site - nBusiness Functions
         -     Set/Reset challenge code/Password for SuperUser                            X
         -     Flag accounts as Cash Management                                           X
         -     Audit Management
              -   Receive/Respond to time-sensitive Virtual Status
                  Requests (VSRs): Stop Pay, Wire Transfer, EFTPS                         X
         -    Detailed Internet Branch Billing                                                           X
         -    Billing System for nBusiness(SM) Customers using ACH formatted file
         -    nReach(SM) - Data Mining and Marketing module                                              X
                  - Database Query Capability                                                            X
                  - Promotional e-mails to selected nBusiness(SM) customers                              X
                  - Internet Branch Reporting                                                            X

                                                                                                         X
------------------------------------------------------------------------------------------------------------------

                                             SCHEDULE B - FEES


                                               --------------------------------------------
                                                   nHOME        nBUSINESS        COMBO        PARTNER REV
                                                                                                SHARING
-------------------------------------------------------------------------------------------
IMPLEMENTATION FEE - NEW CUSTOMERS
     (Based on Bank Assets - $Millions)
     0-20                                         $[++++]        $[++++]        $[++++]           50%
     21-50                                        $[++++]        $[++++]        $[++++]           50%
     51-100                                       $[++++]        $[++++]        $[++++]           50%
     101-300                                      $[++++]        $[++++]        $[++++]           50%
     300+                                         $[++++]        $[++++]        $[++++]           50%

-------------------------------------------------------------------------------------------
MONTHLY MAINTENANCE FEE
     (Based on Bank Assets - $Millions)
     0-20                                      $     --       $     [++++]   $    [++++]          50%
     21-50                                     $     --       $     [++++]   $    [++++]          50%
     51-100                                    $     --       $     [++++]   $    [++++]          50%
     101-300                                   $     --       $     [++++]   $    [++++]          50%
     300+                                      $     --       $     [++++]   $    [++++]          50%

PER CUSTOMER FEES
     (Based on number of Endusers at
     Bank)
     Up to 50 Endusers                         $       [++++] $      [++++]                       50%
     51 Plus                                   $       [++++] $      [++++]                       50%

     New Customer Setup-One Time Fee           $       [++++] $      [++++]                       50%

-------------------------------------------------------------------------------------------
TRANSACTION FEES
     nBranch Product and Service Fees          $       [++++]    $[++++]
     ACH Draft                                                   $[++++]
     ACH Disbursement                                            $[++++]
     Direct Deposit                                              $[++++]
     Book Transfer                                               $[++++]
     Wire Transfer                                               $[++++]
     Stop Pay                                                    $[++++]
     EFTPS - same day request                                    $[++++]
     EFTPS - pass through ACH                                    $[++++]                    When Available
     Controlled Disbursement (per day)                           $[++++]                    When Available
     Cash Concentration                                          $[++++]                    When Available

-------------------------------------------------------------------------------------------
BILL PAYMENT
     Monthly Fee/Account                          $[++++]        $[++++]                           0%
     Per Payment after 20                         $[++++]        $[++++]                           0%
     Customer Setup                               $[++++]        $[++++]                           0%
     Canceled Check Copy                          $[++++]        $[++++]                           0%
     NSF Fee                                      $[++++]        $[++++]                           0%
     Stop Pay Fee                                 $[++++]        $[++++]                           0%
     Additional User Kits                         $[++++]        $[++++]                           0%

-------------------------------------------------------------------------------------------

PRICES EFFECTIVE 11/1/98            CONFIDENTIAL - DO NOT REPRODUCE

                     ADDENDUM TO nFRONT MARKETING AGREEMENT

THIS ADDENDUM ("ADDENDUM") REVISES AND AMENDS THE nFRONT MARKETING AGREEMENT DATED THE 22ND DAY OF JULY, 1997 AND EXECUTED BETWEEN THE PARTIES ("AGREEMENT").

1. FEES. Bank shall pay nFront the following fees for the following services:


                                                              New Customers

                                               --------------------------------------------
                                                   nHOME        nBUSINESS      nHOME AND          COMMISSION
                                                                               nBUSINESS
-------------------------------------------------------------------------------------------
IMPLEMENTATION FEE - NEW CUSTOMERS
     (Based on Bank Assets - $Millions)
     0-20                                         $[++++]        $[++++]        $[++++]           50% footnote
     21-50                                        $[++++]        $[++++]        $[++++]           50% footnote
     51-100                                       $[++++]        $[++++]        $[++++]           50% footnote
     101-300                                      $[++++]        $[++++]        $[++++]           50% footnote
     300+                                         $[++++]        $[++++]        $[++++]           50% footnote

-------------------------------------------------------------------------------------------
MONTHLY MAINTENANCE FEE
     (Based on Bank Assets - $Millions)
     0-20                                         $[++++]        $[++++]        $[++++]           25%
     21-50                                        $[++++]        $[++++]        $[++++]           25%
     51-100                                       $[++++]        $[++++]        $[++++]           25%
     101-300                                      $[++++]        $[++++]        $[++++]           25%
     300+                                         $[++++]        $[++++]        $[++++]           25%

PER CUSTOMER FEES
     (Based on number of EndUsers at
     Bank)
     Up to 50                                     $[++++]                                         25%
     51 Plus                                      $[++++]                                         25%

     Customer Monthly Fee nBusiness                              $[++++]                          25%
     New Customer Setup-One Time Fee              $[++++]        $[++++]                          25%
     (After 1st month)
     Each Additional Account                        N/A          $[++++]                          25%
     Each Additional User                           N/A          $[++++]                          25%
-------------------------------------------------------------------------------------------
TRANSACTION FEES
     Product and Service Application Fees         $[++++]        $[++++]        $[++++]
     nReach Data Mining Reports (Per Report)      $[++++]        $[++++]
     ACH Draft                                                   $[++++]        $[++++]
     ACH Disbursement                                            $[++++]        $[++++]
     Direct Deposit                                              $[++++]        $[++++]
     Book Transfer                                               $[++++]        $[++++]
     Wire Transfer                                               $[++++]        $[++++]
     Stop Pay                                                    $[++++]        $[++++]
     EFTPS - same day request                                    $[++++]        $[++++]
     EFTPS - pass through ACH                                    $[++++]        $[++++]
     Controlled Disbursement (per day)                           $[++++]        $[++++]           When Available
     Cash Concentration                                          $[++++]        $[++++]           When Available

-------------------------------------------------------------------------------------------
BILL PAYMENT
     Monthly Fee/Account                          $[++++]        $[++++]        $[++++]
     Per Payment (Internet/Phone)                 $[++++]        $[++++]        $[++++]
     Internet Customer Setup Fee                  $[++++]        included       included
     Telephone-Only Customer Setup Fee            $[++++]          N/A                            When Available
     Canceled Check Copy                          $[++++]        $[++++]        $[++++]
     NSF Fee                                      $[++++]        $[++++]        $[++++]
     Stop Pay Fee                                 $[++++]        $[++++]        $[++++]
     Additional User Kits                         $[++++]        $[++++]
     Telephone Bill Payment Access Fee            $[++++]        $[++++]        $[++++]
     Telephone Monthly Communication Fee (per
       250 Accounts)                              $[++++]          N/A          $[++++]

CHECK IMAGING
     ADS-Document Solutions
     Internet Access License Fee                  $[++++]        $[++++]        $[++++]
     Monthly Maintenance (includes 1000 images)   $[++++]        $[++++]        $[++++]
     Per Image Fee (for Images over 1000)         $[++++]        $[++++]        $[++++]
     Communication Charges - Bank                 $[++++]        $[++++]        $[++++]
         Connection to Internet                   Via Internet   Via Internet   Via Internet

OPTIONS
     nMotion Multimedia Presentation (10 Frames)  $[++++]        $[++++]                          50%
     Management Reporting (Per Month)             $[++++]        $[++++]                          25%
     Internet TV Bill                             Quote
     nHome Employee Education Program -           $[++++]          N/A
          Includes Full Day Session
          Onsite, Certification of 2
          Trainers, 2 Leader Guides,
          10 Participation Kits
-------------------------------------------------------------------------------------------


PRICES EFFECTIVE 11/1/98            CONFIDENTIAL - DO NOT REPRODUCE

Bank shall also pay all other Fees due under the Agreement not superseded by this Addendum.

2.  INTERPRETATION.

The Agreement and this Addendum and any exhibits are complementary and additive. The requirements and provisions of any one document shall be equally applicable in the other document. In the case of an inconsistency or conflict in the terms of the documents, the terms of this Addendum and any exhibits hereto shall control and any conflicting or inconsistent terms in the Agreement or exhibits thereto shall be void and of no effect. All capitalized terms used in this Addendum and not otherwise defined herein shall have the same meanings set forth in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the dates listed below.

nFront, Inc.                             Reseller: SPARAK Financial Systems, LLC
                                                  ------------------------------

By: /s/ Robert Campbell                  By: /s/ Steve Anderson
   ---------------------------------        ------------------------------------

Name: Robert Campbell                    Name: Steve Anderson
     -------------------------------          ----------------------------------
             Print Name                                 Print Name

Title: President & CEO                   Title: President/CEO
      ------------------------------           ---------------------------------

Date: 6-22-99                            Date: 6-22-99
     -------------------------------          ----------------------------------